                                                                    EXHIBIT 10.2

[NAVISTAR FINANCIAL CORPORATION LOGO]

                                                               00147900000000146
                     COMMERCIAL LOAN AND SECURITY AGREEMENT
                 (FOR NEW OR USED MOTOR VEHICLES AND EQUIPMENT)
                                                       AGREEMENT DATE: 7/11/2003

THE UNDERSIGNED BORROWER HEREBY APPLIES TO NAVISTAR FINANCIAL CORPORATION ("LENDER") FOR A LOAN OF THE UNPAID BALANCE SHOWN BELOW, ON THE FOLLOWING TERMS AND CONDITIONS, IN CONNECTION WITH THE PURCHASE FROM SELLER OF THE EQUIPMENT DESCRIBED BELOW (THE "GOODS"). BORROWER HEREBY ACKNOWLEDGES DELIVERY, INSPECTION AND ACCEPTANCE OF THE GOODS, REPRESENTS THAT THE GOODS ARE BEING PURCHASED FOR A BUSINESS OR COMMERCIAL PURPOSE AND AUTHORIZES DISBURSEMENT OF LOAN PROCEEDS TO SELLER IN PAYMENT FOR THE GOODS OR OTHER OBLIGATIONS OF BORROWER.

SELLER INFORMATION:

SELLER NUMBER: 001479-000
International Truck and Engine Corporation
Duluth, GA
    APPROVAL 01341586

BORROWER INFORMATION:

Boyd Brothers Transportation Inc                         SSN#/TAX-ID
3275 Highway 30
Clayton AL 36016                                         CUSTOMER #
    COUNTY:                                              04706016

DESCRIPTION OF EQUIPMENT

VEHICLE     NEW
  YEAR      USED     MANUFACTURER    MODEL    SERIAL NUMBER   EQUIPMENT TYPE   UNIT PRICE      UNIT NUMBER
  ----      ----     ------------    -----    -------------   --------------   ----------      -----------

                            SEE ADDENDUM - SCHEDULE A

DESCRIPTION OF TRADE-IN

VEHICLE                                                           GROSS      LESS AMOUNT     TRADE-IN
  YEAR      MANUFACTURER   MODEL    SERIAL NUMBER   BODY TYPE   ALLOWANCE      OWING      (NET ALLOWANCE)
  ----      ------------   -----    -------------   ---------   ---------      -----      ---------------

                            SEE ADDENDUM - SCHEDULE B

INSURANCE COVERAGE

NO LIABILITY INSURANCE INCLUDED

PHYSICAL DAMAGE:

Physical Damage Insurance satisfactory to Lender is required. The Borrower may choose the person through which the insurance is to be obtained or provide such insurance through an existing policy subject to Lender's right to refuse to accept any such insurer for any reasonable cause. If Physical Damage Insurance is included in this Agreement, the cost of insurance shall be as set forth in
item 6a and the following coverage is provided for a term of         months from
the date of delivery.

                  Deductible Other Than Collision (Specified Perils, Comprehensive or Fire, Theft and Combined Additional Coverage, as per attached insurance application.)

                  Deductible Collision

_________________________________________           ____________________________
Name of Physical Damage Insurance Company           Agent Name/Phone

Texas Residents Only: If physical damage insurance is obtained through the Lender and placed with a county mutual insurance company, the premium or rate of charge is not fixed or approved by the Texas State Board of Insurance.

CREDIT LIFE INSURANCE IS NOT REQUIRED.

If a charge is included in 6b it is understood that credit life insurance is requested in this Agreement and the Borrower signing below is the insured. Borrower hereby acknowledges receipt of a certificate containing the terms of such insurance through Agent:

_________________________________________           ____________________________
Name of Credit Life Insurance Company               Agent Name/Phone

SALE ANALYSIS

---------------------------------------------------------------
1. CASH PRICE                                     $1,859,778.50
---------------------------------------------------------------
2. SALES AND OTHER TAXES                          $  225,396.50
---------------------------------------------------------------
3. CASH PRICE + TAX (1 + 2)                       $2,085,175.00
---------------------------------------------------------------
4. a. CASH DOWN PAYMENT                           $        0.00
---------------------------------------------------------------
   b. TRADE-IN (NET ALLOWANCE)                    $  338,800.00
---------------------------------------------------------------
   TOTAL DOWN PAYMENT(a + b)                      $  338,800.00
---------------------------------------------------------------
5. UNPAID BALANCE OF CASH PRICE (3 LESS 4)        $1,746,375.00
---------------------------------------------------------------
6  a. PHYSICAL DAMAGE                             $        0.00
---------------------------------------------------------------
   b. CREDIT LIFE INSURANCE                       $        0.00
---------------------------------------------------------------
   c. TITLE AND OFFICIAL FEES                     $        0.00
---------------------------------------------------------------
   d. DOCUMENTATION FEE                           $        0.00
---------------------------------------------------------------
   e. OPTIONAL SERVICE/EXTENDED WARRANTY          $        0.00
---------------------------------------------------------------
   f. OTHER                                       $        0.00
---------------------------------------------------------------
TOTAL OTHER CHARGES (Total of 6a to 6f)           $        0,00
---------------------------------------------------------------
7. TOTAL CHARGES INCURRED (5 + 6)                 $1,746,375.00
---------------------------------------------------------------

PROMISSORY NOTE: If this Agreement is accepted by Lender, Borrower promises to pay to Lender or to its order the TOTAL CHARGES INCURRED set forth in Line 7 above, together with interest from the date of this Agreement, in installments as set forth below:

Borrower agrees to pay Lender the TOTAL CHARGES INCURRED plus interest in the amount of $231,000.00 computed at a rate equivalent to 5.00% per annum in installments as set forth below.

# of Payments  Amount of Payment  Beginning # of Payments  Amount of Payment  Beginning  # of Payments  Amount of Payment  Beginning
-------------  -----------------  --------- -------------  -----------------  ---------  -------------  -----------------  ---------
     60           $32,956.25     8/11/2003

FOR USE IN SOUTH CAROLINA ONLY: WAIVER OF HEARING PRIOR TO IMMEDIATE POSSESSION:
BORROWER HEREBY EXPRESSLY AGREES THAT, SHOULD THE LENDER BE ENTITLED TO POSSESSION OF THE GOODS DESCRIBED ABOVE OR ITS PROCEEDS UNDER THE TERMS OF THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH (INCLUDING ANY FURTHER EXTENSIONS, RENEWALS, ETC.) BORROWER WAIVES ITS RIGHT TO NOTICE AND AN OPPORTUNITY TO BE HEARD PRIOR TO REPOSSESSION OF THE GOODS BY THE LENDER.

NOTICE TO BORROWER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS BLANK SPACES. 2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THE AGREEMENT WHEN YOU SIGN IT. 3. UNDER THE LAW, YOU HAVE THE FOLLOWING RIGHTS, AMONG OTHERS: (A) TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE INTEREST CHARGES BASED ON THE ACTUARIAL METHOD UNLESS ANOTHER METHOD IS REQUIRED BY LAW; (B) TO REDEEM THE GOODS IF REPOSSESSED FOR DEFAULT; (C) TO REQUIRE, UNDER CERTAIN CONDITIONS, A RESALE OF THE GOODS IF REPOSSESSED. 4. IF YOU DESIRE TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE, THE AMOUNT OF REFUND YOU ARE ENTITLED TO, IF ANY, WILL BE FURNISHED UPON REQUEST 5. IN TEXAS, THIS AGREEMENT MAY BE SUBJECT IN WHOLE OR IN PART TO TEXAS LAW WHICH IS ENFORCED BY THE CONSUMER CREDIT COMMISSIONER, 2601 NORTH LAMAR, AUSTIN, TEXAS 78705-4207. TELEPHONE (512) 479-1285, (214) 263-2016, (713) 461-4074.

               COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers
PAGE 1 OF 3    Transportation Inc

                        ADDITIONAL PROVISIONS                 00147900000000146

LATE PAYMENTS: In addition to promising to pay the "Total Payments" as set forth above, Borrower promises to pay past due interest accrued from maturity on each installment in default more than 10 days at the highest rate permitted by law. Borrower also agrees to pay all expenses actually incurred, including attorney fees, in collecting any amount payable under this Agreement, all to the extent allowed by law.

PARTIES: As used herein, "Borrower" shall include all persons or entities who sign as "Borrower(s)." "Lender" shall mean Navistar Financial Corporation, its successors and assigns. "Affiliates" shall include all entities directly or indirectly controlling or controlled by, or under common control with Lender including but not limited to, Harco Leasing Company, Inc. and Navistar Leasing Company. Upon notice of assignment, Borrower agrees to make payments hereunder directly to assignee. Assignee shall be entitled to all rights of Lender free from any defense, set-off or counterclaim by the Borrower against the Lender, except as required by law. Seller shall not be the agent of Lender for transmission of payments or otherwise.

NO WARRANTIES BY LENDER: Borrower agrees that Lender is neither the seller nor the manufacturer of the Goods, and has not made and does not make any representation, warranty or covenant with respect to the Goods, either express or implied, written or oral, including but not limited to any representation, warranty or covenant with respect to condition, quality, safety, durability, merchantability, or fitness for a particular purpose. Borrower selected the Goods and hereby agrees that any and all claims that Borrower has or may in the future have against the seller and/or manufacturer shall not be asserted as an offset against Lender, including but not limited to any claims in product liability.

USE OF PROPERTY: Borrower shall hold and use the Goods at its risk and expense with respect to loss or damages, and taxes and charges of every kind; shall take proper care of the Goods and shall not abuse or misuse the same; shall not sell, assign or transfer its interest in the Goods or remove the Goods from the jurisdiction in which they now reside without the prior written consent of Lender; shall not use the Goods for any illegal purpose and shall not attach any of the Goods to any real estate or to any other property in such a manner as to become a part thereof. If Borrower fails to pay said taxes and said charges, Lender may, at its election, either do so and charge same to Borrower or treat such failure as a breach of condition of this agreement. Any amount so paid by the Lender shall become a part of the indebtedness secured hereunder.

PHYSICAL DAMAGE INSURANCE: If a cost for physical damage insurance is included in the Agreement, Borrower hereby assigns to Lender the right to cancel such insurance. If any insurance included in this Agreement is cancelled, whether by request of the Borrower or the Lender, or action of the Insurance Company, Lender is hereby authorized on behalf of Borrower to receive any unearned premium refund. If no cost of physical damage insurance is included in this Agreement, Borrower agrees to promptly insure the Goods at its own expense with a company acceptable to the Lender against loss by fire, theft and collision for the period of the term of this Agreement and in such amounts and upon such terms as are acceptable to Lender. Borrower specifically covenants to name Lender as loss payee as its interest may appear. Lender may, in its sole discretion, apply any proceeds of insurance received by it to any indebtedness owed by Borrower to Lender or its Affiliates.

PLACEMENT OF PHYSICAL DAMAGE INSURANCE: Unless Borrower provides Lender with evidence of the insurance coverage required by this Agreement, Lender may, but will not be obligated to, purchase insurance at Borrower's expense to protect Lender's interest in the Goods. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the Goods. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained other insurance as required by the Agreement. If Lender purchases insurance for the Goods, Borrower will be responsible for the costs of such insurance including interest and any other charge Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The cost of the insurance may be added to Borrower's outstanding balance due and owing Lender under the Agreement. The cost of the insurance may be more than the cost of insurance Borrower may be able to obtain on its own.

SECURITY INTEREST: In order to secure performance and payment of the loans made by Lender to Borrower and all of Borrower's obligations and indebtedness hereunder and of all other amounts due or to become due hereunder and to secure each and every other obligation or indebtedness of every kind and description and howsoever arising, now or hereafter owing by Borrower to Lender or its Affiliates, Lender hereby retains, and Borrower hereby grants, a purchase money security interest under the Uniform Commercial Code in and to the Goods described above, together with all replacements, repairs and accessions thereto and cash and the non-cash proceeds (including insurance proceeds) thereof. The security interest hereby granted is a separate, independent security interest that is in addition to, and not in substitution for, any and all security interests heretofore or hereafter granted by Borrower to Lender. This Agreement is not an amendment to or modification of, or a waiver or release by Lender of, any term, provision or condition of any other agreement between Borrower and Lender. Further, Lender hereby retains and Borrower hereby grants a security interest in the proceeds of any physical damage, credit life and or disability insurance for which a charge is stated above or which is supplied by Borrower, and if a charge for any such insurance has been included in this Agreement, a security interest in the refund of any unearned premiums in the event such insurance is terminated or canceled for any reason. Borrower will not grant any other security interest in and to the Goods described above, without the prior written consent of Lender. Borrower shall cause, or cooperate with Lender in causing, Lender's security interest in the Goods to become properly perfected under state law through filing of a financing statement or notation on appropriate perfection documents.

DEFAULT: For use in all states except Louisiana. Time is of the essence hereof and if Borrower defaults in any one of the payments on the loan or other payment provided for herein when due or breaches any other covenant or condition of this Agreement, or any other contract or agreement between Borrower and Lender or its Affiliates or if the Goods are levied upon, or Borrower becomes bankrupt or insolvent or a petition in bankruptcy is filed by or against the Borrower, then Lender may, in its sole option and discretion in any such event declare the total amount unpaid hereunder, including accrued delinquency charges, and excluding unearned interest, immediately due and payable and may take possession of the Goods in a lawful manner wherever found without notice, demand or legal process, or may require the Borrower to assemble the Goods and make them available to the Lender at a place to be designated by the Lender, and where not prohibited by law, may sell the same at public or private sale, with or without notice, at which sale Lender may become the purchaser, may deduct from the proceeds of any such sale all taxes and charges due on the Goods and all expenses of taking, removing, holding, repairing and selling the Goods, and may apply the net proceeds to any indebtedness of Borrower, returning to Borrower any surplus or holding Borrower liable for any deficiency; and in consideration of the use of the Goods and for diminution in saleable value thereof, Lender may retain all payments made; or Lender may pursue any other remedy provided by law. Lender may accept partial payments of any sum due without waiving or otherwise modifying the terms of this Agreement and the waiver by Lender of a breach of any condition of this Agreement shall not constitute a waiver of any subsequent breach whether or not of a like character. In the event of bankruptcy or other insolvency proceedings, in addition to the above remedies, the Lender shall be entitled to any rental or other income produced by the Goods prior to their release to Lender.

               COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers
PAGE 2 OF 3    Transportation Inc

                                                            00147900000000146
                      ADDITIONAL PROVISIONS - (CONTINUED)

DEFAULT: For Use In Louisiana Only. Borrower does hereby confess judgment in favor of the Lender or any subsequent holder of this agreement for principal, interest, attorney's fees, and costs; and does hereby declare that if anyone of the payments on the loan or other payment provided for herein is not fully paid when due, if default be made in compliance with any condition or covenant herein, or proceedings in bankruptcy, insolvency or receivership be instituted by or against the Borrower, or if any action is taken looking toward the appointment of a receiver, syndic or curata of Borrower or if the property be used in violation of any state or Federal law, such violation shall constitute a breach of this Agreement which shall ipso facto be immediately due and exigible in its entirety and the Lender may cause all and singular the Goods herein described to be seized and sold under executory or other legal process in any court, without appraisement, to the highest bidder, payable in cash. Borrower hereby specifically waives the three (3) day notice of demand provided by
Article 2639 of the Louisiana Code of Civil Procedure and Notice of Appraisement set forth under Article 2723 of the Louisiana Code of Civil Procedure and all pleas of division and discussion and the benefit of appraisement or the said Lender may and is hereby authorized to take immediate possession of the Goods wherever found without process of law and hold same until the amount due and either at public or private sale without demand for performance of without notice to the Borrower, with or without having the Goods at the place of sale. The Lender, or future holder of this Agreement, shall have the right to bid at any public sale. From the proceeds of such sale, the Lender, or future holder of this Agreement, shall deduct all expenses for retaking, repairing and selling the Goods, including a reasonable attorney's fee. Pursuant to the authority of Louisiana Revised Statutes 9:5136 et. Seq. , Borrower hereby appoints Lender, or its designee, to be keeper or receiver of the collateral herein described who, at its option, may take possession thereof and administer same immediately upon any seizure incident to any legal action brought by Lender.

CO-BORROWER: The obligation of any co-borrower hereunder shall be primary and the co-borrower shall be jointly and severally liable with the Borrower for payment in full of all amounts due or to become due pursuant to the terms and conditions of this Agreement.

GENERAL: Borrower hereby covenants that all facts and information contained herein and in the credit application are true and correct as of the date hereof and specifically warrants that there are no other amounts owing on the trade-in equipment except as may be indicated herein. Renewal, extension, or assignment of this Agreement shall not release Borrower or Co-Borrower from any obligations hereunder.

POWER OF ATTORNEY: Borrower hereby irrevocably authorizes and empowers Lender to execute, sign, and file on Borrower(s) behalf any financing statement, continuation statement or any other document related to the perfection or protection of the security interest hereby created, if allowed by law.

APPLICATION OF PAYMENTS: Each payment received on the loan shall be applied first to accrued interest and delinquency charges and then to the balance of any amount financed then outstanding.

SAVINGS CLAUSE: Should any provision of this Agreement be or become invalid, illegal, prohibited or unenforceable by law or otherwise, then such provision shall be void; however, such impairment shall not in any way invalidate or impair the remainder of this Agreement or any other of its provisions. If the rate of interest or other charges set forth hereunder shall exceed the applicable maximum, then such rate shall be reduced to such maximum and any excess interest or charge that may have been collected shall, at the option of the Borrower, either be refunded in cash or applied as a credit to unpaid principal. In no event shall Borrower be obligated to pay such excess charges.

ACCEPTANCE BY LENDER, CHOICE OF LAW: This Agreement is not binding until accepted by Lender in Illinois. Except as prohibited by law, the law of Illinois, where this Agreement is entered into, and applicable federal law shall control the construction and validity of this Agreement. This Agreement is entered into in Illinois and all loans made by the Lender will be extended from Illinois. The validity and enforcement of the security interest granted hereunder shall be controlled by the law of jurisdiction where the Goods are to be kept and used.

QUARTERLY PRIME RATE: As used in this Agreement the "Quarterly Prime Rate" shall mean for each calendar quarter, the Prime Rate as published in the Wall Street Journal on the last business day of the month immediately preceding the first day of each calendar quarter.

QUARTERLY LIBOR RATE: Shall mean, for each calendar quarter, the 90-day London Interbank Offered Rate as published in the Wall Street Journal on the last business day of the month immediately preceding the first day of each calendar quarter.

WAIVER OF JURY TRIAL: BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION RELATING TO THIS AGREEMENT.

                       THIS SPACE INTENTIONALLY LEFT BLANK

All payments shall be paid to Lender at P.O. Box 96070, Chicago, IL 60693-6070 or as otherwise directed by Lender to Borrower in writing. Telephone inquiries should be directed to Navistar Financial Corporation (847) 734-4000. All other correspondence should be sent to Lender at P.O. Box 4024, Attn: FSC, Schaumburg, IL 60168-4024

BORROWER HAS READ AND AGREES TO ALL TERMS, PROVISIONS AND CONDITIONS CONTAINED IN THIS THREE PAGE AGREEMENT, AGREES THAT THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN BORROWER AND LENDER RELATING TO THIS LOAN FOR THE PURCHASE OF THE GOODS, AND SUPERSEDES ALL PREVIOUS AGREEMENTS, EXCEPT AS TO AGREEMENTS BETWEEN BORROWER AND LENDER.

This agreement is subject to the terms of the Retail Financing Arrangement between the Lender and Seller. Initial for:

Non-Recourse _____________________ Guaranty ________________________

AUTHORIZED SIGNATURE FOR SELLER

BY ________________________________________________   __________________________
    Signature of Owner, Officer, or Authorized Rep.)   (Title)

LENDERS ACCEPTANCE

Lender: Navistar Financial Corporation           Accepted by Lender at:
        2850 West Golf Road, Rolling Meadows, IL, 60008

BY ______________________________________         DATE _________________________
     Authorized Representative

BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY

NAME OF BORROWER:
Boyd Brothers Transportation Inc
(Name of individual(s), corporation or partnership. Give trade style, if any after name.)

BY /s/ Richard Bailey                TITLE Vice President and COO
   ----------------------

(If corporation, authorized party must sign and show corporate title. If partnership, a general partner must sign. If owner(s) or partner show which.)

BY ______________________________________         TITLE ________________________
   (Co-Borrower/ Co-Signer/Guarantor)

               COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers
PAGE 3 OF 3    Transportation Inc

[NAVISTAR FINANCIAL CORPORATION LOGO]

                     COMMERCIAL LOAN AND SECURITY AGREEMENT
                                   SCHEDULE A                  00147900000000146

                                                       AGREEMENT DATE: 7/11/2003
SELLER INFORMATION:

SELLER NUMBER: 001479-000
International Truck and Engine Corporation
Duluth, GA
    APPROVAL 01341586

BORROWER INFORMATION:

Boyd Brothers Transportation Inc                         SSN#/TAX-ID
3275 Highway 30
Clayton AL 36016                                         CUSTOMER #
    COUNTY:                                              04706016

DESCRIPTION OF EQUIPMENT

VEHICLE     NEW
  YEAR      USED    MANUFACTURER    MODEL      SERIAL NUMBER   EQUIPMENT TYPE   UNIT PRICE      UNIT NUMBER
  ----      ----    ------------    -----      -------------   --------------   ----------      -----------
  2004      New     International    9400    2HSCNASR54C078828                  $74,391.14
  2004      New     International    9400    2HSCNASR74C078829                  $74,391.14
  2004      New     International    9400    2HSCNASR34C078830                  $74,391.14
  2004      New     International    9400    2HSCNASR54C078831                  $74,391.14
  2004      New     International    9400    2HSCNASR74C078832                  $74,391.14
  2004      New     International    9400    2HSCNASR94C078833                  $74,391.14
  2004      New     International    9400    2HSCNASR04C078834                  $74,391.14
  2004      New     International    9400    2HSCNASR24C078835                  $74,391.14
  2004      New     International    9400    2HSCNASR44C078836                  $74,391.14
  2004      New     International    9400    2HSCNASR64C078837                  $74,391.14
  2004      New     International    9400    2HSCNASR84C078838                  $74,391.14
  2004      New     International    9400    2HSCNASRX4C078839                  $74,391.14
  2004      New     International    9400    2HSCNASR64C078840                  $74,391.14
  2004      New     International    9400    2HSCNASR84C078841                  $74,391.14
  2003      New     International    9400    2HSCNASRX4C078842                  $74,391.14
  2004      New     International    9400    2HSCNASR14C078843                  $74,391.14
  2004      New     International    9400    2HSCNASR34C078844                  $74,391.14
  2004      New     International    9400    2HSCNASR54C078845                  $74,391.14
  2004      New     International    9400    2HSCNASR74C078846                  $74,391.14
  2004      New     International    9400    2HSCNASR14C078857                  $74,391.14
  2004      New     International    9400    2HSCNASR34C078858                  $74,391.14
  2004      New     International    9400    2HSCNASR54C078859                  $74,391.14
  2004      New     International    9400    2HSCNASR14C078860                  $74,391.14
  2004      New     International    9400    2HSCNASR34C078861                  $74,391.14
  2004      New     International    9400    2HSCNASR54C078862                  $74,391.14

________________________________   __________________________________________
SELLER: INTERNATIONAL TRUCK AND    BORROWER: BOYD BROTHERS TRANSPORTATION INC
        ENGINE CORPORATION

BY __________________              By /s/ Richard Bailey
                                      ----------------------------
                                      Title Vice President and COO
           LENDER'S ACCEPTANCE                       Accepted by Lender at:
           Lender: Navistar Financial Corporation    2850 West Golf Road,
                                                     Rolling Meadows, IL 60008
           BY ___________________________ DATE _____________
               Authorized Representative

COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers
Transportation Inc                                        SCHEDULE A PAGE 1 OF 1

[NAVISTAR FINANCIAL CORPORATION LOGO]

                     COMMERCIAL LOAN AND SECURITY AGREEMENT
                                   SCHEDULE B                  00147900000000146

                                                       AGREEMENT DATE: 7/11/2003
SELLER INFORMATION:

SELLER NUMBER: 001479-000
International Truck and Engine Corporation
Duluth, GA
    APPROVAL 01341586

BORROWER INFORMATION:

Boyd Brothers Transportation Inc                         SSN#/TAX-ID
3275 Highway 30
Clayton AL 36016                                         CUSTOMER #
    COUNTY:                                              04706016

DESCRIPTION OF TRADE-IN

VEHICLE                                                                GROSS        LESS AMOUNT    TRADE-IN
  YEAR   MANUFACTURER     MODEL        SERIAL NUMBER    BODY TYPE    ALLOWANCE         OWING     (NET ALLOWANCE)
  ----   ------------     -----        -------------    ---------    ---------         -----     ---------------
  1998   International    9300       2HSFBASROXC080030               $23,300.00        $0.00        $23,300.00
  1998   International    9300       2HSFBASR2XC080031               $23,300.00        $0.00        $23,300.00
  1998   International    9300       2HSFBASRXXC080035               $23,300.00        $0.00        $23,300.00
  1998   International    9300       2HSFBASR1XC080036               $21,300.00        $0.00        $21,300.00
  1998   International    9300       2HSFBASR3XC080037               $23,300.00        $0.00        $23,300.00
  1998   International    9300       2HSFBASR5XC080038               $23,300.00        $0.00        $23,300.00
  1998   International    9300       2HSFBASR7XC080039               $21,300.00        $0.00        $21,300.00
  1998   International    9300       2HSFBASR3XC080040               $23,300.00        $0.00        $23,300.00
  1998   International    9300       2HSFBASR7XC080011               $20,800.00        $0.00        $20,800.00
  1998   International    9300       2HSFBASR3XC080023               $20,800.00        $0.00        $20,800.00
  1998   International    9300       2HSFBASR7XC080025               $19,800.00        $0.00        $19,800.00
  1998   International    9300       2HSFBASR2XC080059               $19,800.00        $0.00        $19,800.00
  1998   International    9300       2HSFBASR3XC034577               $19,800.00        $0.00        $19,800.00
  1998   International    9300       2HSFBASR3XC034580               $21,800.00        $0.00        $21,800.00
  1998   International    9300       2HSFBASR9XC034583               $19,800.00        $0.00        $19,800.00
  1998   International    9300       2HSCNASR14C078843               $13,800.00        $0.00        $13,800.00

_______________________________       __________________________________________
SELLER: INTERNATIONAL TRUCK AND       BORROWER: BOYD BROTHERS TRANSPORTATION INC
        ENGINE CORPORATION

BY __________________                 By /s/ Richard Bailey
                                         --------------------
                                         Title  Vice President & COO
           LENDER'S ACCEPTANCE                       Accepted by Lender at:
           Lender: Navistar Financial Corporation    2850 West Golf Road,
                                                     Rolling Meadows, IL 60008
           BY ___________________________ DATE _____________
               Authorized Representative

COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers
Transportation Inc                                        SCHEDULE B PAGE 1 OF 1

                 [LETTERHEAD OF NAVISTAR FINANCIAL CORPORATION]

                             AMORTIZATION SCHEDULE
                                                             00147900000000146
    Customer Name:  Boyd Brothers Transportation Inc

AMOUNT TO FINANCE:  $1,746,375.00             DATE OF NOTE: 7/11/2003      PAYMENT PLAN: Equal Monthly
    TOTAL FINANCE:  $  231,000.00      DATE FINANCE BEGINS: 7/11/2003     REBATE METHOD: Actuarial
   TOTAL PAYMENTS:  $1,977,375.00                      APR: 5.00                   TERM: 60

PERIOD        DATE        PRINCIPAL PAYMENT  PERIOD FINANCE     PAYMENT AMOUNT   FINANCE REMAINING   PRINCIPAL REMAINING
------        ----        -----------------  --------------     --------------   -----------------   -------------------
            Total             $     0.00       $    0.00        $1,977,375.00       $231,000.00         $1,746,375.00
   1        08/11/03          $25,679.70       $7,276.55        $   32,956.25       $223,723.45         $1,720,695.30
   2        09/11/03          $25,786.70       $7,169.55        $   32,956.25       $216,553.90         $1,694,908.60
   3        10/11/03          $25,894.13       $7,062.12        $   32,956.25       $209,491.78         $1,669,014.47
   4        11/11/03          $26 002.04       $6,954.21        $   32,956.25       $202,537.57         $1,643,012.43
   5        12/11/03          $26,110.37       $6,845.88        $   32,956.25       $195,691.69         $1,616,902.06
   6        01/11/04          $26,219.17       $6,737.08        $   32,956.25       $188,954.61         $1,590,682.89
   7        02/11/04          $26,328.41       $6,627.84        $   32,956.25       $182,326.77         $1,564,354.48
   8        03/11/04          $26,438.12       $6,518.13        $   32,956.25       $175,808.64         $1,537,916.36
   9        04/11/04          $26,548.27       $6,407.98        $   32,956.25       $169,400.66         $1,511,368.09
  10        05/11/04          $26,658.90       $6,297.35        $   32,956.25       $163,103.31         $1,484,709.19
  11        06/11/04          $26,769.97       $6,186.28        $   32,956.25       $156,917.03         $1,457,939.22
  12        07/11/04          $26,881.51       $6,074.74        $   32,956.25       $150,842.29         $1,431,057.71
  13        08/11/04          $26,993.51       $5,962.74        $   32,956.25       $144,879.55         $1,404,064.20
  14        09/11/04          $27,105.99       $5,850.26        $   32,956.25       $139,029.29         $1,376,958.21
  15        10/11/04          $27,218.93       $5,737.32        $   32,956.25       $133,291.97         $1,349,739.28
  16        11/11/04          $27,332.34       $5,623.91        $   32,956.25       $127,668.06         $1,322,406.94
  17        12/11/04          $27,446.23       $5,510.02        $   32,956.25       $122,158.04         $1,294,960.71
  18        01/11/05          $27,560.58       $5,395.67        $   32,956.25       $116,762.37         $1,267,400.13
  19        02/11/05          $27,675.42       $5,280.83        $   32,956.25       $111,481.54         $1,239,724.71
  20        03/11/05          $27,790.74       $5,165.51        $   32,956.25       $106,316.03         $1,211,933.97
  21        04/11/05          $27,906.53       $5,049.72        $   32,956.25       $101,266.31         $1,184,027.44
  22        05/11/05          $28,022.81       $4,933.44        $   32,956.25       $ 96,332.87         $1,156,004.63
  23        06/11/05          $28,139.57       $4,816.68        $   32,956.25       $ 91,516.19         $1,127,865.06
  24        07/11/05          $28,256.82       $4,699.43        $   32,956.25       $ 86,816.76         $1,099,608.24
  25        08/11/05          $28,374.55       $4,581.70        $   32,956.25       $ 82,235.06         $1,071,233.69
  26        09/11/05          $28,492.78       $4,463.47        $   32,956.25       $ 77,771.59         $1,042,740.91
  27        10/11/05          $28,611.50       $4,344.75        $   32,956.25       $ 73,426.84         $1,014,129.41
  28        11/11/05          $28,730.72       $4,225.53        $   32,956.25       $ 69,201.31         $  985,398.69
  29        12/11/05          $28,850.42       $4,105.83        $   32,956.25       $ 65,095.48         $  956,548.27
  30        01/11/06          $28,970.64       $3,985.61        $   32,956.25       $ 61,109.87         $  927,577.63
  31        02/11/06          $29,091.35       $3,864.90        $   32,956.25       $ 57,244.97         $  898,486.28
  32        03/11/06          $29,212.56       $3,743.69        $   32,956.25       $ 53,501.28         $  869,273.72
  33        04/11/06          $29,334.28       $3,621.97        $   32,956.25       $ 49,879.31         $  839,939.44
  34        05/11/06          $29,456.50       $3,499.75        $   32,956.25       $ 46,379.56         $  810,482.94
  35        06/11/06          $29,579.25       $3,377.00        $   32,956.25       $ 43,002.56         $  780,903.69
  36        07/11/06          $29,702.48       $3,253.77        $   32,956.25       $ 39,748.79         $  751,201.21
  37        08/11/06          $29,826.25       $3,130.00        $   32,956.25       $ 36,618.79         $  721,374.96
  38        09/11/06          $29,950.52       $3,005.73        $   32,956.25       $ 33,613.06         $  691,424.44
  39        10/11/06          $30,075.33       $2,880.92        $   32,956.25       $ 30,732.14         $  661,349.11
  40        11/11/06          $30,200.63       $2,755.62        $   32,956.25       $ 27,976.52         $  631,148.48
  41        12/11/06          $30,326.47       $2,629.78        $   32,956.25       $ 25,346.74         $  600,822.01
  42        01/11/07          $30,452.82       $2,503.43        $   32,956.25       $ 22,843.31         $  570,369.19
  43        02/11/07          $30,579.71       $2,376.54        $   32,956.25       $ 20,466.77         $  539,789.48
  44        03/11/07          $30,707.13       $2,249.12        $   32,956.25       $ 18,217.65         $  509,082.35
  45        04/11/07          $30,835.08       $2,121.17        $   32,956.25       $ 16,096.48         $  478,247.27
  46        05/11/07          $30,963.55       $1,992.70        $   32,956.25       $ 14,103.78         $  447,283.72
  47        06/11/07          $31,092.57       $1,863.68        $   32,956.25       $ 12,240.10         $  416,191.15
  48        07/11/07          $31,222.12       $1,734.13        $   32,956.25       $ 10,505.97         $  384,969.03

COMMERCIAL LOAN AND SECURITY                               Amortization Schedule
AGREEMENT FOR:   Boyd Brothers Transportation Inc                    Page 1 of 2

                 [LETTERHEAD OF NAVISTAR FINANCIAL CORPORATION]

                             AMORTIZATION SCHEDULE
                                                             00147900000000146
    CUSTOMER NAME:  Boyd Brothers Transportation Inc

AMOUNT TO FINANCE:  $1,746,375.00             DATE OF NOTE: 7/11/2003      PAYMENT PLAN: Equal Monthly
    TOTAL FINANCE:  $  231,000.00      DATE FINANCE BEGINS: 7/11/2003     REBATE METHOD: Actuarial
   TOTAL PAYMENTS:  $1,977,375.00                      APR: 5.00                   TERM: 60

PERIOD        DATE        PRINCIPAL PAYMENT  PERIOD FINANCE     PAYMENT AMOUNT   FINANCE REMAINING   PRINCIPAL REMAINING
------        ----        -----------------  --------------     --------------   -----------------   -------------------
  49        08/11/07        $   31,352.22      $  1,604.03       $   32,956.25       $8,901.94           $353,616.81
  50        09/11/07        $   31,482.85      $  1,473.40       $   32,956.25       $7,428.54           $322,133.96
  51        10/11/07        $   31,614.02      $  1,342.23       $   32,956.25       $6,086.31           $290,519.94
  52        11/11/07        $   31,745.75      $  1,210.50       $   32,956.25       $4,875.81           $258,774.19
  53        12/11/07        $   31,878.03      $  1,078.22       $   32,956.25       $3,797.59           $226,896.16
  54        01/11/08        $   32,010.85      $    945.40       $   32,956.25       $2,852.19           $194,885.31
  55        02/11/08        $   32,144.23      $    812.02       $   32,956.25       $2,040.17           $162,741.08
  56        03/11/08        $   32,278.16      $    678.09       $   32,956.25       $1,362.08           $130,462.92
  57        04/11/08        $   32,412.65      $    543.60       $   32,956.25       $  818.48           $ 98,050.27
  58        05/11/08        $   32,547.71      $    408.54       $   32,956.25       $  409.94           $ 65,502.56
  59        06/11/08        $   32,683.32      $    272.93       $   32,956.25       $  137.01           $ 32,819.24
  60        07/11/08        $   32,819.24      $    137.01       $   32,956.25       $    0.00           $      0.00
            Total           $1,746,375.00      $231,000.00       $1,977,375.00       $    0.00           $      0.00

 THIS SCHEDULE MAY NOT REFLECT THE ACTUAL NET BALANCE OWING IF THE CONTRACT IS
                         TERMINATED PRIOR TO MATURITY.

SELLER: INTERNATIONAL TRUCK AND       BORROWER: BOYD BROTHERS TRANSPORTATION INC
        ENGINE CORPORATION

BY __________________                 By /s/ Richard Bailey
                                         -------------------------------
                                         Title  Vice President & COO
           LENDER'S ACCEPTANCE                       Accepted by Lender at:
           Lender: Navistar Financial Corporation    2850 West Golf Road,
                                                     Rolling Meadows, IL 60008

           BY ___________________________ DATE _____________
               Authorized Representative

COMMERCIAL LOAN AND SECURITY                               Amortization Schedule
AGREEMENT FOR:   Boyd Brothers Transportation Inc                    Page 2 of 2